Delaware Investments® Family of Funds

Supplement to the current Prospectus

The following is added to the section titled "About Your Account" or "Other Purchase and Redemption Considerations" in the prospectus:

Payments to Intermediaries
Delaware Distributor, L.P. (the "Distributor"), Lincoln Financial Distributors, Inc. and their affiliates may pay additional compensation (at their own expense and not as an expense of the Funds) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries ("Financial Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Funds with "shelf space" or a higher profile with the Financial Intermediary's consultants, sales persons and customers ("distribution assistance"). The level of payments made to a qualifying Financial Intermediary in any given year will vary. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, the Distributor may pay or allow its affiliates to pay other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosures provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the net asset value or the price of a Fund's shares.

For more information, please see the Fund's Statement of Additional Information.

This Supplement is dated July 31, 2006